EXHIBIT 10.6
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                        ARMSTRONG WORLD INDUSTRIES, INC.
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                   2006 LONG-TERM INCENTIVE PLAN (THE "PLAN")
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                        RESTRICTED STOCK AWARD AGREEMENT
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                                 [DATE OF GRANT]
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         This notice does not constitute an offer to sell or issue stock of
Armstrong World Industries, Inc. ("AWI"). AWI plans to file a registration statement on Form S-8 with the SEC as soon as practicable. A prospectus covering the securities to be registered pursuant to the Form S-8 is being provided to you with this agreement. BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION, PLEASE READ THEM. When the Form S-8 is filed with the SEC, it will be available for free (along with any other documents and reports we file with the SEC) at the SEC's Web site, http://www.sec.gov. This award of Common Shares is subject to the condition that the shares have been so registered.
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         Armstrong World Industries, Inc. (the "Company") hereby awards to
__________ (the "Participant") ______ shares of Common Stock of the Company (the "Restricted Stock Award") in accordance with the provisions of the Plan and subject to the terms and conditions described in this Agreement, the registration of these shares with the Securities and Exchange Commission (SEC) and the accompanying letter.

         1. Shares of Common Stock awarded under this Agreement shall be registered in the Participant's name pending distribution following the lapse or waiver of the restrictions imposed and subject to forfeiture in accordance with the terms of this award.

         2. The Participant has the right to vote the shares awarded under this Restricted Stock Award. Cash dividends paid with respect to these shares shall be paid to the Participant.

         3. The Restriction Periods applicable to this Restricted Stock Award are as follows:

               NUMBER OF SHARES                      END OF RESTRICTION PERIOD
               ----------------                      -------------------------
                    ______                                  ________________
                    ______                                  ________________
                    ______                                  ________________

During the Restricted Period, the Participant shall not be permitted to pledge, sell or transfer the shares awarded other than by will or the laws of descent and distribution. The Committee may accelerate or waive such restrictions, in whole or in part, based on service and such other factors as the Committee may determine.

         4. This award is subject to all terms and conditions stated in the Plan, the accompanying letter, and this Agreement. It is also subject to effectiveness of the registration of these shares with the SEC, and until this registration is effective no rights or benefits are available under this award.

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If this Agreement is not signed and returned by the Participant by ________, the
Restricted Stock Award will be deemed to have been declined.

         5. All capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

         WITNESS the due execution hereof the day and year first above written.

ATTEST:                                         ARMSTRONG WORLD INDUSTRIES, INC.



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[Assistant] Secretary                           [Executive Officer]


                              ACCEPTANCE AGREEMENT

         I agree to the provisions of this Restricted Stock Award Agreement, and acknowledge receipt of the accompanying copy of the Plan and letter dated ____________. I agree to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Committee administering the Plan, upon any questions arising under the Plan, and further agree to remit to the Company any applicable taxes required to be withheld by the Company as a result of this award.


Date:___________________________                ________________________________
                                                           Participant